Exhibit 10.1

INTEREST PURCHASE AND SALE AGREEMENT

THIS INTEREST PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of August 31, 2012, is made by and between Inland American (Net Lease) Sub, LLC, a Delaware limited liability company (“Seller”), and Lepercq Corporate Income Fund L.P., a Delaware limited partnership (“Purchaser”).

Recitals

A. Seller is a partner of Net Lease Strategic Assets Fund L.P., a Delaware limited partnership (the “Partnership”), which is governed by that certain Second Amended and Restated Limited Partnership Agreement of the Partnership dated as of February 20, 2008 (the “LP Agreement”), among LMLP GP LLC, a Delaware limited liability company (“LMLP GP”), Lexington Realty Trust, a Maryland real estate investment trust and successor to The Lexington Master Limited Partnership (“Lexington”).

B. Seller, LMLP GP, Lexington and the Partnership are parties to that certain Agreement Regarding Disposition of Property and Other Matters, dated as of April 27, 2012 (the “Disposition Agreement”). Pursuant to Section 3 of the Disposition Agreement, Seller has elected to sell the Inland Interest (as defined below) to Lexington. In lieu of Seller and Lexington executing and exchanging the Assignment Agreement required by Section 3 of the Disposition Agreement, Lexington has requested that Seller convey the Inland Interest to Purchaser pursuant to this Agreement. Seller, LMLP GP, Lexington and the Partnership agree that execution and delivery of this Agreement is in lieu of and shall satisfy Seller’s and Lexington’s obligation to execute and deliver the Assignment Agreement under Section 3 of the Disposition Agreement.

C. On the terms and conditions set forth in this Agreement, Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, the entirety of Seller’s Percentage Interest (as defined in the LP Agreement) in the Partnership (the “Inland Interest”).

Agreement

NOW, THEREFORE, in consideration of these premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed that the statements set forth in the recitals above are true and correct and are incorporated herein and made a part hereof, and that the parties agree as follows:

1. Definitions.  Capitalized terms used herein that are not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the LP Agreement.

2. Purchase Price. The purchase price for the Inland Interest shall be $9,438,348 (the “Price”). Purchaser shall pay Seller the Price in full (without withholding or deduction of any kind) in cash in immediately available funds to an account designated in writing by Seller on the closing date specified in Section 3 below.

1

3. Closing. The closing of the purchase and sale hereunder and the payment of the Price shall occur on September 7, 2012.

4. Assignment of Partnership Interest. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties and covenants contained herein, effective September 1, 2012, (a) the Seller hereby assigns, sells, transfers and sets over to the Purchaser all of its right, title and interest in and to the Inland Interest, including without limitation, all of its rights in and under the LP Agreement, free and clear of any security interests, liens, claims, encumbrances or charges of any kind, and hereby ceases to be a Limited Partner of the Partnership, and (b) the Purchaser hereby accepts such assignment of the Inland Interest and assumes all duties and obligations of the Seller relating to the Inland Interest arising on or after the date hereof subject to the terms of the LP Agreement, and is hereby admitted as a Limited Partner of the Partnership with respect to the Inland Interest. Seller hereby agrees that it shall not be entitled to any distributions from the Partnership.

5. The Seller Representations and Warranties. The Seller hereby represents and warrants to the Purchaser as follows:

a. The Seller is a duly formed and validly existing entity in good standing under the laws of the state of its formation.

b. The Seller has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

c. This Agreement constitutes the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject as to enforcement to bankruptcy, insolvency and other similar laws affecting the rights of creditors and to general principles of equity.

d. The Seller is not required to provide any notice to, make any filing with, or obtain any authorization, consent, permit or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

e. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) conflict with or violate the terms of the organizational documents of the Seller, (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which the Seller is bound or to which any of its assets are subject.

f. The Seller is the sole owner of the Inland Interest, free and clear of any liens, claims, encumbrances and assessments.

2

6. The Purchaser’s Representations and Warranties. The Purchaser hereby represents and warrants to the Seller as follows:

a. The Purchaser is a duly formed and validly existing entity in good standing under the laws of the state of its formation.

b. The Purchaser has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

c. This Agreement constitutes the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject as to enforcement to bankruptcy, insolvency and other similar laws affecting the rights of creditors and to general principles of equity.

d. The Purchaser is not required to provide any notice to, make any filing with, or obtain any authorization, consent, permit or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

e. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) conflict with or violate the terms of the organizational documents of the Purchaser, (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Purchaser is subject or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Purchaser is a party or by which the Purchaser is bound or to which any of its assets are subject.

7. Executive Committee.  Each of the members of the Executive Committee appointed by the Seller are hereby removed as of the date hereof, and the Executive Committee shall hereafter consist only of members appointed by Lexington and the Purchaser.

8. Amendment of LP Agreement. The Partnership Agreement is deemed to be amended hereby without further action of the parties hereto to reflect that (a) the Inland Interest has been assigned by the Seller to the Purchaser, (b) the Purchaser has been admitted as a Limited Partner of the Partnership with respect to the Inland Interest, (c) the Seller has ceased to be a Limited Partner of the Partnership. Upon the assignment of the Inland Interest contemplated hereby, the Partnership shall continue without dissolution. To the extent any provision of this Agreement is inconsistent with any provision of the LP Agreement, the parties hereto agree that the LP Agreement shall be deemed to be amended hereby without any further action of the parties to the extent (but only to the extent) necessary to make the provisions of the LP Agreement consistent with the transactions contemplated by this Agreement. For the avoidance of doubt, the provisions of Section 6.6(b) of the Partnership Agreement are not amended hereby.

9. Mutual Releases.

3

a. In consideration of the covenants contained in this Agreement and other good and valuable consideration, each of the Purchaser, LMLP GP, Lexington and the Partnership, for itself and its Affiliates, successors and assigns, and their respective officers, directors, managers, members, employees and agents, does hereby completely, fully, finally and forever release and discharge the Seller and its Affiliates (and all of their respective present or former officers, directors, members, partners, representatives, agents, employees, subsidiaries, affiliated companies, successors and assigns) and each of their successors and assigns from all causes of action, claims, demands, complaints, judgments, obligations, damages, or liabilities of whatever nature, kind and character, whether known or unknown, whether based on tort, contract or other theory of recovery, arising up to and including the date hereof, and which may arise in the future, which the Purchaser may now have or hereafter accrue or acquire, pertaining to, based on, or arising out of or from, directly or indirectly, the Partnership. Notwithstanding the foregoing, nothing contained in this Section 9(a) shall release any party from (i) its obligations under this Agreement and the Disposition Agreement, or (ii) its indemnity obligations under Section 3.12 of the Partnership Agreement.

b. In consideration of the covenants contained in this Agreement and other good and valuable consideration, the Seller, for itself and its Affiliates, successors and assigns, and their respective officers, directors, managers, members, employees and agents, does hereby completely, fully, finally and forever release and discharge the Purchaser, LMLP GP, Lexington, their Affiliates, and the Partnership (and all of their respective present or former officers, directors, members, partners, representatives, agents, employees, subsidiaries, affiliated companies, successors and assigns) and each of their successors and assigns from all causes of action, claims, demands, complaints, judgments, obligations, damages, or liabilities of whatever nature, kind and character, whether known or unknown, whether based on tort, contract or other theory of recovery, arising up to and including the date hereof, and which may arise in the future, which the Purchaser may now have or hereafter accrue or acquire, pertaining to, based on, or arising out of or from, directly or indirectly, the Partnership. Notwithstanding the foregoing, nothing contained in this Section 9(b) shall release any party from (i) its obligations under this Agreement and the Disposition Agreement, or (ii) its indemnity obligations under Section 3.12 of the Partnership Agreement.

10. General Provisions.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

b. Jurisdiction; Venue. Each party hereto hereby irrevocably and unconditionally (i) agrees that any action, suit or other legal proceeding brought in connection with or relating to this Agreement or any matter contemplated hereby shall be brought exclusively in a court of competent jurisdiction located in New Castle County, Delaware, whether a state or federal court, and shall not be brought in any court or forum outside New Castle County, Delaware, (ii) consents and submits to, and agrees that it will not assert (by way of motion, as a defense or otherwise) that it is not subject to, personal jurisdiction in connection with any such action, suit or proceeding in any such court and (iii) waives to the fullest extent permitted by law, and agrees that it will not assert (by way of motion, as a defense or otherwise), any claim that the laying of venue of any such action, suit or proceeding in any such court is improper or that any such action, suit or proceeding brought in any such court was brought in an inconvenient forum or should be stayed by reason of the pendency of some other action, suit or other legal proceeding in a court or forum other than any such court.

4

c. Jury Waiver. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW, AND AGREES THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR ANY MATTER CONTEMPLATED HEREBY.

d. Entire Agreement. This is the entire agreement between the parties with respect to the subject matter hereof. There are no promises, conditions, covenants or terms, which are not contained herein. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs and permitted assigns.

e. Amendments. This Agreement may not be altered, modified, changed or canceled, except in a writing signed by all parties.

f. Validity. If any one or more of the provisions (or any part thereof) of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions (or any part thereof) shall not in any way be affected or impaired thereby.

g. Time of Essence; Cooperation. Time is of the essence in the performance of the obligations of the parties in connection with this Agreement. All parties shall cooperate fully in carrying out the terms of this Agreement and shall prepare and execute all documents reasonably necessary to carry out the terms of this Agreement.

h. Further Actions. Each of the parties hereto shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

i. Expenses. The Partnership shall pay all transfer taxes and reasonable fees payable to third parties for required consents in connection with the assignment of the Inland Interest. Extent to the extent otherwise provided in the preceding sentence, each party hereto shall bear its own costs incurred in connection with this Agreement and the transactions contemplated hereby.

5

j. Injunctive Relief. Each of the parties hereto confirms that damages at law may be an inadequate remedy for a breach or threatened breach of this Agreement and agrees that in the event of a breach or threatened breach of any provision hereof, the respective rights and obligations hereunder shall be enforceable by specific performance, injunction or other equitable remedy but nothing herein contained is intended to, nor shall it, limit or affect any rights or rights at law or by statute or otherwise of any party aggrieved as against the other for breach or threatened breach of any provision hereof, it being the intention by this section to make clear the agreement of the parties that the respective rights and obligations of the parties hereunder shall be enforceable in equity as well as at law or otherwise.

k. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument; signature and acknowledgment pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature and acknowledgement pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and delivery to each of the parties hereto of a fully executed original counterpart of this Agreement.

[Signature page follows]

6

IN WITNESS WHEREOF, each of the parties hereby executes this Agreement as of the date first set forth above.

SELLER:

INLAND AMERICAN (NET LEASE) SUB, LLC

By: /s/ Carol M. Hoffmann

Name: Carol M. Hoffman

Title: Assistant Secretary

PURCHASER:

LEPERCQ CORPORATE INCOME FUND L.P.

By: Lex GP-1 Trust, its general partner

By: /s/ Joseph S. Bonventre

Name: Joseph S. Bonventre

Title: Vice President

PARTNERSHIP:

NET LEASE STRATEGIC ASSETS FUND L.P.

By: LMLP GP LLC, its general partner

By: /s/ Joseph S. Bonventre

Name: Joseph S. Bonventre

Title: Vice President

7

JOINDER

The undersigned hereby join in the foregoing Interest Purchase and Sale Agreement for the purpose of consenting thereto and binding themselves to the agreements of the undersigned contained in Recital B and Section 9 thereof.

LEXINGTON:

LEXINGTON REALTY TRUST, a Maryland real estate investment trust

By: /s/ Joseph S. Bonventre

Name: Joseph S. Bonventre

Title: Executive Vice President

LMLP GP:

LMLP GP LLC, a Delaware limited liability company

By: /s/ Joseph S. Bonventre

Name: Joseph S. Bonventre

Title: Vice President

8